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                                                                   Exhibit 23.2


                                      [LETTERHEAD]


                              INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of FiNet.com, Inc. on Form S-3 of our reports dated August 12, 1998 appearing in the Annual Report on Form 10-K/A of FiNet.com, Inc. for the year ended April 30, 1999 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this registration Statement.

/s/Reuben E. Price & Co.
San Francisco, CA
March 20, 2000